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                                                                    EXHIBIT 99.2

                         [APACHE CORPORATION LETTERHEAD]


CONTACT:

(MEDIA):          TONY LENTINI              (713/296-6227)
                  BILL MINTZ                (713/296-7276)

(INVESTOR):       ROBERT DYE                (713/296-6662)

(WEB SITE):       www.apachecorp.com

                                                           FOR IMMEDIATE RELEASE

            APACHE NAMES ERNST & YOUNG INDEPENDENT AUDITORS FOR 2002

         Houston, April 2, 2002--Apache Corporation (NYSE: APA) today announced that it has selected Ernst & Young LLP as its independent public accountants for 2002, replacing Arthur Andersen.

         Apache is a large oil and gas independent with operations in the United States, Canada, Egypt, Western Australia, China, Poland and Argentina.

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